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                                                                   Exhibit 10.31


                          SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of September 20, 2002, between Smartire Systems Inc., a corporation organized under the laws of the Province of British Columbia (the "Company") and _______ (the "Investor").

WHEREAS:

A. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by the provisions of:

         (i) Regulation S ("Regulation S"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); and

         (ii) Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission (the "BCSC").

B. Upon the terms and conditions stated in this Agreement, the Company desires to issue to the Investor: (i) a redeemable convertible note of the Company, in the aggregate principal amount of x ($x.00), in the form attached hereto as Exhibit A (the "Note"), convertible into shares of the Company's common stock (the "Common Stock") and (ii) x share purchase warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire Common Stock.

C. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares". The Note, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities" and each of them may individually be referred to herein as a "Security".

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:


1.       PURCHASE AND SALE OF THE NOTE AND THE WARRANTS

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company shall issue and sell on the Closing Date (as defined below), to the Investor, and the Investor agrees to purchase from the Company, for an aggregate purchase price of x ($x.00) (the "Purchase Price") the following:

         (a)      the Note; and

         (b)      the Warrants.

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                                      -2-


1.2 On the Closing Date, the Investor shall deliver, against delivery of the Note and the Warrants, the Purchase Price by wiring to Clark, Wilson, Barristers and Solicitors pursuant to wiring instructions attached hereto as Exhibit E. The Investor agrees that Clark, Wilson is authorized to immediately deliver the Purchase Price to the Company.

1.3 On the maturity date of the Note, the Company agrees to deliver the Conversion Shares, if the Note has been converted into shares of Common Stock.

1.4 Closing of the issuance and sale of the Note and Warrants pursuant to this Agreement (the "Closing") shall occur on or before September 20, 2002, or on such other date as may be mutually determined by the Company and the Investor (the "Closing Date").


2.       DOCUMENTS REQUIRED FROM INVESTOR

2.1      The Investor must complete, sign and return to the Company:

         (a)      an executed copy of this Agreement;

         (b) if the Investor is purchasing pursuant to Multilateral Instrument 45-103, adopted by the BCSC, a British Columbia Accredited Investor Questionnaire in the form attached as Exhibit C (the "Questionnaire"); and

         (c)      if the Investor is an individual and is purchasing pursuant to
                  Section 74(2)(4) of the Securities Act (British Columbia) (the "B.C. Act"), a Form 45-903F1 in the form attached as Exhibit D.

2.2 The Investor shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.


3.       INVESTOR'S ACKNOWLEDGEMENTS

3.1      The Investor acknowledges and agrees that:

         (a) none of the Securities have been registered under the Securities Act, under any state securities or "blue sky" laws of any state of the United States, or under any provincial securities laws and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the Securities Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with any applicable state and provincial securities laws;

         (b) the Investor acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the Securities Act;

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                                      -3-


         (c) the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the SEC and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

         (d) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

         (e) there is no government or other insurance covering the Securities;

         (f) there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;

         (g) the Investor understands that the Securities are being offered and sold to the Investor in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein and in the Questionnaire in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities;

         (h) the Investor has not acquired any of the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Conversion Shares or Warrant Shares; provided, however, that the Investor may sell or otherwise dispose of any of the Conversion Shares or Warrant Shares pursuant to registration thereof under the Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

         (i) the Company has advised the Investor that the Company is relying on an exemption from the requirements to provide the Investor with a prospectus and to sell the Securities through a person registered to sell securities under the B.C. Act and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Investor;

         (j) the Investor and the Investor's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

         (k) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Investor during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Investor, the Investor's lawyers and/or advisor(s);

         (l) the Investor will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Investor contained herein, the Questionnaire or in any document furnished by the Investor to the Company in connection herewith being untrue in any material respect or any breach or failure by the Investor to comply with any covenant or agreement made by the Investor to the Company in connection therewith;

         (m) in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Investor's ability to resell the Conversion Shares and the Warrant Shares under the B.C. Act and Multilateral Instrument 45-102 adopted by the BCSC;

         (n) the Company will refuse to register any transfer of the Conversion Shares or the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in each case in accordance with applicable state and provincial securities laws;

         (o) the statutory and regulatory basis for the exemption claimed for the offer of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act; and

         (p) the Investor has been advised to consult the Investor's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

                  (i) any applicable laws of the jurisdiction in which the Investor is resident in connection with the distribution of the Securities hereunder, and

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                                      -5-


                  (ii)     applicable resale restrictions.


4.       MUTUAL ACKNOWLEDGEMENTS

4.1 Although West Sussex Trading, Inc. (the "the Agent") may have introduced the Investor to the Company, the Investor and the Company acknowledge and agree with, and for the benefit of, the Agent and the Company, as applicable (such acknowledgement and agreements to survive the closing) that:

         (a) the Agent and its directors, officers, employees, agents and representatives have no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information contained in this Agreement or in any publicly available information concerning the Company or as to whether all information concerning the Company required to be disclosed by it or them has generally been disclosed;

         (b) the Agent makes no representations or warranties herein with respect to the Securities, and neither the Agent nor its directors, officers, employees, agents or representatives shall have any liability with respect to the sale of the Securities;

         (c) the Agent has not engaged in any independent investigation or verification with respect to this subscription for the Securities or any such information; and

         (d) the Agent and the Company are entitled to rely on the representations and warranties and the statements and answers of the Investor contained in this Agreement and in the questionnaires and acknowledgements attached as exhibits to this Agreement, and the Investor will hold harmless each of the Agent and the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement or such questionnaires and acknowledgements.


5.       INVESTOR REPRESENTATIONS AND WARRANTIES

5.1 The Investor hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

         (a) if the Investor is a corporation or other entity, the Investor has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and the Investor is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Investor;

         (b) if the Investor is a corporation or other entity, the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound;

         (c) the Investor has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles;

         (d) all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company;

         (e) if the Investor is purchasing pursuant to Multilateral Instrument 45-103, by completing the Questionnaire, the Investor is representing and warranting that the Investor is an "Accredited Investor", as the term is defined in Multilateral Instrument 45-103 adopted by the BCSC;

         (f) the Investor is resident in the jurisdiction set out under the heading "Name and Address of Investor" on the signature page of this Agreement;

         (g)      the Investor is not a U.S. Person;

         (h) the Investor is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

         (i) the sale of the Securities to the Investor as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Investor;

         (j) the Investor is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

         (k) the Investor is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Investor's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

         (l) the Investor acknowledges that the Investor has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Investor may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

         (m) the Investor is purchasing the Securities for the Investor's own account for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act;

         (n) the Investor understands that the Investor must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities;

         (o) the Investor is not an underwriter of, or dealer in, the shares of Common Stock of the Company, nor is the Investor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

         (p) if the Investor is acquiring the Securities as a fiduciary or agent for one or more investor accounts:

                  (i) the Investor has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

                  (ii) the investor accounts for which the Investor acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined in Multilateral Instrument 45-103 adopted by the BCSC;

         (q) the Investor is not aware of any advertisement of any of the Securities; and

         (r) no person has made to the Investor any written or oral representations:

                  (i) that any person will resell or repurchase any of the Securities;

                  (ii) that any person will refund the purchase price of any of the Securities; or

                  (iii) as to the future price or value of any of the Securities; or

                  (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

5.2 If the Investor is purchasing the Securities pursuant to section 74(2)(4) of the B.C. Act, then the Investor additionally represents, warrants and covenants to the Company (which representations, warranties and covenants shall survive closing) that:

         (a) the Investor is purchasing as principal for its own account, and not for the benefit of any other person or company, a sufficient number of Securities such that the aggregate acquisition cost to the Investor is not less than CDN$97,000;

         (b) if the Investor is not an individual or a corporation, each member of the partnership, syndicate or other unincorporated organization which is the purchaser, or each beneficiary of the trust which is the purchaser, as the case may be, is an individual who has an aggregate acquisition cost for the Securities of not less than CDN$97,000;

         (c) neither the Investor nor any party on whose behalf the Investor is acting has been created, established, formed or incorporated solely, or is used primarily, to acquire securities or to permit the purchase of the Securities without a prospectus in reliance on an exemption from the prospectus requirements of applicable securities legislation; and

         (d) if the Investor is purchasing pursuant to the exemption from prospectus requirements available under subsection 74(2)(4) of the B.C. Act and is not purchasing for its own account:

                  (i)   the Investor is:

                        A. a trust company or an insurer which has received a business authorization under the Financial Institutions Act (British Columbia) or is a trust company or an insurer authorized under the laws of another province or territory of Canada to carry on such business in such province or territory, and the Investor is purchasing the Securities as an agent or trustee for accounts that are fully managed by the Investor; or

                        B. an advisor who manages the investment portfolios of clients through discretionary authority granted by one or more clients and the Investor is:

                             I. registered as an advisor under the B.C. Act or the laws of another province or territory of Canada or the Investor is exempt from such registration and the Investor is purchasing the Securities as an agent for accounts that are fully managed by the Investor; or

                             II.   carrying on the business of an advisor
                                   outside of Canada in which case:

                                   i.    it was not created solely or primarily
                                         for the purpose of purchasing
                                         Securities of the Company;

                                   ii. the total asset value of the investment portfolios it manages on behalf of clients is not less than
                                         CDN$20,000,000; or

                                   iii.  it does not believe and has no
                                         reasonable grounds to believe that any
                                         resident of British Columbia or any
                                         directors, senior officers or other
                                         insiders of the Company or any persons
                                         carrying on investor relations
                                         activities for the Company has a
                                         beneficial interest in any of the
                                         managed accounts for which it is
                                         purchasing, and

                  (ii) the aggregate acquisition cost for the Securities is not less than CDN$97,000.

6.       BRITISH COLUMBIA RESALE RESTRICTIONS

6.1 The Investor acknowledges that the Securities are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the B.C. Act and the rules made thereunder.

6.2 Pursuant to Multilateral Instrument 45-102, as adopted by the BCSC, effective November 30, 2001, a subsequent trade in the Conversion Shares or the Warrant Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Act) unless certain conditions are met, including the following:

         (a) at least twelve months (the "Canadian Hold Period") shall have elapsed from the date on which the Securities were issued to the Investor;

         (b) during the currency of the Canadian Hold Period, any certificate representing the Securities is imprinted with a legend (the "Canadian Legend") stating:

                       "Unless permitted under securities legislation, the holder of the securities shall not trade the securities before [insert the date that is twelve months and a day after the distribution date]."

         (c) the trade is not a control distribution (as defined in Multilateral Instrument 45-102);

         (d) no unusual effort is made to prepare the market or to create a demand for the Conversion Shares or the Warrant Shares that are the subject of the trade;

         (e) no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

         (f) if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation.

6.3 By executing and delivering this Agreement, the Investor will have directed the Company not to include the Canadian Legend on any certificates representing the Conversion Shares or the Warrant Shares to be issued to the Investor.

6.4 As a consequence, the Investor will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Conversion Shares or the Warrant Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.


7.       LEGENDING OF THE SECURITIES

7.1 The Investor understands that the Note and Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) or otherwise may be sold by the Investor under Rule 144, the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

         "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES, OR DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

7.2 The Investor hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

7.3 The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Securities is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act; or (c) such holder provides the Company with reasonable assurances that such Securities can be sold under Rule 144. In the event the above legend is removed from any of the Securities and thereafter the effectiveness of a registration statement covering such Securities is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to the Investor, the Company may require that the above legend be placed on any such Securities that cannot then be sold pursuant to an effective registration statement or under Rule 144 and the Investor shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.


8.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

8.1 The Company hereby represents and warrants to and covenants with the Investor (which representations, warranties and covenants shall survive closing) that:

         (a) the Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted;

         (b) the Company has the requisite corporate power and authority to issue and sell the Note and the Warrants in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Note in accordance with the terms thereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof;

         (c) the execution, delivery and performance of this Agreement, the Note and the Warrants (the "Transaction Documents") by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, any or committee of the Board of Directors is required;

         (d) this Agreement constitutes, and, upon execution and delivery by the Company of the Note and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles;

         (e) the Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Note and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to pre-emptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof;

         (f) the execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Note, the Warrants, the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or
                  (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party; and

         (g) neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.


9.       COVENANTS

9.1 The parties shall use their best efforts timely to satisfy each of the conditions described in Section 11 and Section 12 of this Agreement.

9.2 So long as any Investor beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

9.3 The Company currently has authorized and reserved for the purpose of issuance one million (1,000,000) shares of Common Stock to provide for the full conversion of the Note and issuance of the Conversion Shares in connection therewith, the payment of interest on the Note and the issuance of Common Stock in connection therewith, the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Note, the Warrants and the Registration Rights Agreement (collectively, the "Issuance Obligations"). In the event such number of shares becomes insufficient to satisfy the Issuance Obligations, the Company shall take all necessary action to authorize and reserve such additional shares of Common Stock necessary to satisfy the Issuance Obligations.

9.4 If the Company is prohibited by Rule 4350 of the NASD or any successor or similar rule, or the rules of any other securities exchange or over-the-counter market on which the Common Stock is then listed or traded from issuing all of the shares of Common Stock issuable upon complete conversion of the Note and complete exercise of the Warrants, the Company shall call a meeting of its stockholders to be held as promptly as practicable and in any event no later than 90 days after the conversion of the Note for the purpose of voting upon and approving the Transaction Documents, the authorization and issuance of the Note and the Warrants, and the issuance of the Conversion Shares upon conversion of or otherwise pursuant to the Note and the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. The Company shall, through its Board of Directors, recommend to its stockholders approval of such matters. The Company shall use its best efforts to solicit from its stockholders proxies in favour of such matters sufficient to comply with all relevant legal requirements, including, without limitation Rule 4350 promulgated by the NASD, and shall vote such proxies in favour of such matters.


10.      TRANSFER AGENT INSTRUCTIONS

10.1 The Company shall instruct its transfer agent to issue certificates, registered in the name of the Investor or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by the Investor to the Company upon conversion of the Note or exercise of the Warrants, as applicable. To the extent and during the periods provided in Section 7.3 of this Agreement, all such certificates shall bear the restrictive legend specified in Section 7.1 of this Agreement.

10.2 If the Investor provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Conversion Shares or the Warrant Shares to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or the Investor provides the Company with reasonable assurances that the Conversion Shares or the Warrant Shares may be sold under Rule 144, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Investor.


11.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

11.1 The obligation of the Company hereunder to issue and sell the Note and Warrants to the Investor hereunder is subject to the satisfaction, at or before the Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         (a) the Investor shall have delivered the Purchase Price in accordance with Section 1 of this Agreement;

         (b) the representations and warranties of the Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date; and

         (c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.


12.      CONDITIONS TO THE PURCHASERS' OBLIGATION TO PURCHASE

12.1 The obligation of the Investor hereunder to purchase the Note and Warrants from the Company hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for the Investor's sole benefit and may be waived by the Investor at any time in the Investor's sole discretion:

         (a) the Company shall have delivered to the Investor a duly executed Note and Warrants (each in such denominations as the Investor shall request) in accordance with Section 1 of this Agreement;

         (b) the representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date; and

         (c) no statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.


13.      GOVERNING LAW

13.1 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia. The Company irrevocably consents to the jurisdiction of the courts located in the Province of British Columbia in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts.


14.      MISCELLANEOUS

14.1 The Company acknowledges and agrees that all costs and expenses (to a maximum of $5,000) incurred by the Investor (including any fees and disbursements of any special counsel retained by the Investor) relating to the purchase of the Securities shall be borne by the Company.

14.2 All references herein to monetary denominations shall refer to lawful money of the United States of America.

14.3 This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

14.4 The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

14.5 If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

14.6 This Agreement and the instruments referenced herein contain the entire understanding of the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor.

14.7 Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  Smartire Systems Inc.
                  Richmond Corporate Centre
                  #150 - 13151 Vanier Place
                  Richmond, British Columbia
                  Canada V6V 2J1

                  Facsimile: (604) 276-2353
                  Attn: President

                  With a copy simultaneously transmitted by like means to:

                  Clark, Wilson
                  800 - 885 West Georgia Street
                  Vancouver, BC
                  Canada V6C 3H1
                  Facsimile: (604) 687-6314
                  Attn: Bernard Pinsky

                  If to the Investor:


         Each party shall provide notice to the other party of any change in address.

14.8 This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Investor may assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, the Investor may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, with the consent of the Company.

14.9 This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

14.10 The Company and the Investor shall have the right to approve before issuance any press releases, SEC or, to the extent applicable, NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor , to make any press release or SEC or, to the extent applicable, NASD filings with respect to such transactions as is required by applicable law and regulations.

14.11 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the Investor and the Company have caused this Agreement to be duly executed as of the date first above written.


SMARTIRE SYSTEMS INC.


By:
        -----------------------------------
Name:   Robert Rudman
Title:  President
Date:   September 20, 2002

EXECUTED by INVESTOR in the presence of:       )
                                               )
                                               )
-------------------------------------------    )
Signature                                      )
                                               )
-------------------------------------------    )   -----------------------------
Print Name                                     )   INVESTOR
                                               )
-------------------------------------------    )
Address                                        )
                                               )
-------------------------------------------    )
                                               )
-------------------------------------------    )
Occupation                                     )
                                               )

                                    EXHIBIT A

                             SENIOR CONVERTIBLE NOTE

                                    EXHIBIT B

                                    WARRANTS

                                    EXHIBIT C

                         MULTILATERAL INSTRUMENT 45-103

                        ACCREDITED INVESTOR QUESTIONNAIRE


The purpose of this Questionnaire is to assure Smartire Systems Inc. (the "Company") that the undersigned (the "Investor") will meet certain requirements for the registration and prospectus exemptions provided for under Multilateral Instrument 45-103 ("MI 45-103"), as adopted by the British Columbia Securities Commission and the Alberta Securities Commission, in respect of a proposed private placement of securities by the Company (the "Transaction"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Investor covenants, represents and warrants to the Company that:

         1. the Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Investor is able to bear the economic risk of loss arising from such Transaction;

         2. the Investor satisfies one or more of the categories of "accredited investor" (as that term is defined in MI 45-103) indicated below (please check the appropriate box):

                  [  ]     an individual who beneficially owns, or who together
                           with a spouse beneficially own, financial assets (as defined in MI 45-103) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

                  [  ]     an individual whose net income before taxes exceeded
                           CDN$200,000 in each of the two more recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

                  [  ]     an individual registered or formerly registered under
                           the Securities Act (British Columbia), or under securities legislation in another jurisdiction of Canada, as a representative of a person or company registered under the Securities Act (British
                           Columbia), or under securities legislation in another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

                  [  ]     a Canadian financial institution as defined in
                           National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

                  [  ]     the Business Development Bank of Canada incorporated
                           under the Business Development Bank Act (Canada);

                  [  ]     an association under the Cooperative Credit
                           Associations Act (Canada) located in Canada;

                  [  ]     a subsidiary of any company referred to in any of the
                           foregoing categories, where the company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

                  [  ]     a person or company registered under the Securities
                           Act (British Columbia), or under securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

                  [  ]     a pension fund that is regulated by either the Office
                           of the Superintendent of Financial Institutions
                           (Canada) or a provincial pension commission or similar regulatory authority;

                  [  ]     an entity organized in a foreign jurisdiction that is
                           analogous to any of the entities referred to in any of the foregoing categories in form and function;

                  [  ]     the government of Canada or a province, or any crown
                           corporation or agency of the government of Canada or a province;

                  [  ]     a municipality, public board or commission in Canada;

                  [  ]     a national, federal, state, provincial, territorial
                           or municipal government of or in any foreign jurisdiction, or any agency thereof;

                  [  ]     a registered charity under the Income Tax Act
                           (Canada);

                  [  ]     a corporation, limited partnership, limited liability
                           partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

                  [  ]     a mutual fund or non-redeemable investment fund that,
                           in British Columbia, distributes it securities only to persons or companies that are accredited investors;

                  [  ]     a mutual fund or non-redeemable investment fund that,
                           in British Columbia, distributes its securities under a prospectus for which a receipt has been issued by the executive director of the British Columbia
                           Securities Commission; or

                  [  ]     a person or company in respect of which all of the
                           owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The Investor acknowledges and agrees that the Investor may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Investor 's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of September 20, 2002.



                                            ------------------------------------
                                            Signature of Purchaser

                                            ------------------------------------
                                            Name of Purchaser

                                            ------------------------------------
                                            Address of Purchaser

                                            ------------------------------------

                                    EXHIBIT D

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 76 of the Securities Act.

                   BC FORM 45-903F1 (Previously Form 20A(IP))

                                 SECURITIES ACT

                     ACKNOWLEDGMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Smartire Systems Inc. (the "Issuer") a Senior Convertible Note with attached Warrants (the "Securities") of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [CIRCLE ONE] have/have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

         (b) there is no government or other insurance covering the Securities, AND

         (c)      I may lose all of my investment, AND

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

         (e) I will not receive a prospectus that the British Columbia Securities Act, R.S.B.C. 1996, c. 418 (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that: [CIRCLE ONE]

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

         (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

         (d)      I am registered under the Act, OR

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to of
                  -----------------------------    -----------------------------
                  (Name of Registered              (Name of Registered
                  Individual)                      Individual's Registered
                                                   Dealer)

                  who advised me that they are registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [CIRCLE ONE]

         (a)      of my financial, business or investment experience, OR

         (b)      I have received advice from

                                                of
                  -----------------------------    -----------------------------
                  (Name of Registered              (Name of Registered
                  Individual)                      Individual's Registered
                                                   Adviser/Dealer)

                  who advised me that they are:

                  (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                  (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.


DATED _____________________, 2002



                                            ------------------------------------
                                            Signature of Purchaser

                                            ------------------------------------
                                            Name of Purchaser

                                            ------------------------------------
                                            Address of Purchaser

                                            ------------------------------------

                                    EXHIBIT E

                               WIRING INSTRUCTIONS


                 INSTRUCTIONS FOR WIRING FUNDS TO CLARK, WILSON


U.S. Funds may be wired to our trust account as follows:

         Routed through Bank of America NT & SA
         New York, New York
         ABA No.                            026009593
         For credit to:                     CIBC, Toronto, Ontario
         Account No.                        6550-8-26157
         For further credit to:
         CANADIAN IMPERIAL BANK OF COMMERCE
         400 Burrard Street, Vancouver, BC V6B 1P9
         Account Name:                      Clark, Wilson Trust Account
         US Trust Account No.               03-39016
         Transit No.                        10
         Bank Code No.                      010


NOTE:  PLEASE QUOTE THE LAWYER'S NAME OR OUR FILE NUMBER